[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         SEPTEMBER 30, 2001

[graphic omitted]

                                MFS(R) INTERNATIONAL
                                STRATEGIC GROWTH FUND

                                MFS(R) INTERNATIONAL
                                VALUE FUND

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
MFS(R) INTERNATIONAL VALUE FUND

TRUSTEES                                         ASSISTANT TREASURERS
John W. Ballen* -- President, MFS Investment     Mark E. Bradley*
Management                                       Robert R. Flaherty*
                                                 Ellen Moynihan*
William R. Gutow+ -- Private Investor and Real
Estate Consultant; Vice Chairman,                SECRETARY
                                                 Stephen E. Cavan*
Entertainment Management Company
(video franchise)                                ASSISTANT SECRETARY
                                                 James R. Bordewick, Jr.*
J. Atwood Ives+ -- Private Investor
                                                 CUSTODIAN
Lawrence T. Perera+ -- Partner, Hemenway         State Street Bank and Trust Company
& Barnes (attorneys)
                                                 AUDITORS
William J. Poorvu+ -- Adjunct Professor,         Ernst & Young LLP
Harvard University Graduate School of
Business Administration                          INVESTOR INFORMATION
                                                 For information on MFS mutual funds, call your
Charles W. Schmidt+ -- Private Investor          investment professional or, for an information
                                                 kit, call toll free: 1-800-637-2929 any business
Arnold D. Scott* -- Senior Executive             day from 9 a.m. to 5 p.m. Eastern time (or leave
Vice President and Director,                     a message anytime).
MFS Investment Management
                                                 INVESTOR SERVICE
Jeffrey L. Shames* -- Chairman and Chief         MFS Service Center, Inc.
Executive Officer, MFS Investment Management     P.O. Box 2281
                                                 Boston, MA 02107-9906
Elaine R. Smith+ -- Independent Consultant
                                                 For general information, call toll free:
David B. Stone+ -- Chairman Emeritus and         1-800-225-2606 any business day from 8 a.m. to
Director, North American Management Corp.        8 p.m. Eastern time.
(investment adviser)
                                                 For service to speech- or hearing-impaired
INVESTMENT ADVISER                               individuals, call toll free: 1-800-637-6576 any
Massachusetts Financial Services Company         business day from 9 a.m. to 5 p.m. Eastern time.
500 Boylston Street                              (To use this service, your phone must be
Boston, MA 02116-3741                            equipped with a Telecommunications Device for
                                                 the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                      For share prices, account balances, exchanges,
500 Boylston Street                              or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                            1-800-MFS-TALK (1-800-637-8255) anytime
                                                 from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                               WORLD WIDE WEB
                                                 www.mfs.com
PORTFOLIO MANAGERS
David R. Mannheim*
Frederick J. Simmons*

TREASURER
James O. Yost*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
As I write this letter, it's been just over a month since the events of September 11, among the most tragic events ever to occur on U.S. soil. The United States and its allies have just commenced military action, and the outcome at this point is unknown. The human dimensions of the September 11 tragedy have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

Potential recovery pushed out
Prior to September 11 we felt that the market was approaching a bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks. Going forward, one of our chief concerns is that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- may fall off dramatically in the short term.

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had already experienced a significant downturn, essentially factoring in a slow growth environment.

Encouraging signs amid a downturn
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed upward moves in the market over the following weeks. Mutual fund redemptions have not risen significantly; we think this indicates that a majority of investors continue to have faith in stocks and bonds as long-term investments.

Long lines at airports, although inconvenient, are evidence that people are flying again. Shoppers appear to be going back to stores. Consumer spending is certainly down and may remain so for a while, but it does appear to be recovering slowly from the sharp drop we experienced immediately after September
11. One demographic factor that may help a recovery is the large number of baby boomers who are still in their prime earning years.

Prior to September 11 corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 -1991, a period which included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

Government is doing its part
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. President Bush and Congress quickly passed a relief bill for the airline industry. Under discussion are several other measures to help stimulate the economy, including tax cuts and government spending. As this is written, the Federal Reserve Board (the Fed) has cut interest rates twice since the attacks, bringing rates to their lowest level in nearly four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments that may do more to drive the economy -- such as corporate bonds and stocks.

Investing in uncertain times
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

As I write this in mid-October, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

MFS(R) International Strategic Growth Fund

Dear Shareholders,
For the 12 months ended September 30, 2001, Class A shares of the fund provided a total return of -21.69% and Class I shares -21.71%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -28.27% return over the same period for the fund's benchmark, the Morgan Stanley Capital International
(MSCI) EAFE (Europe, Australasia, Far East) Index. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -30.93%.

The fund's investment objective is capital appreciation which we seek to achieve through investing mainly in stocks of companies whose principal activities are outside the United States. We manage the portfolio from the bottom up, making buy and sell decisions on a company-by-company basis. Therefore, the portfolio's relative country or regional weightings versus the MSCI EAFE Index are merely byproducts of where MFS Original Research(R) has found opportunities -- companies that we believe offer above-average earnings growth or cash flow and are trading at attractive valuations. These companies may be of any size. The fund may invest in emerging market companies. However, we remain cautious on emerging markets and portfolio holdings in that area were minimal over the period.

Concentration in a relatively small number of stocks is an important element of the fund's strategy; our intent is to have the fund's holdings represent a concentrated group of the "best ideas" of our international analysts. At the end of the period, the fund consisted of 40 holdings, and we expect it will remain at about that level.

Portfolio returns were negative because of the global market downturn that worsened over the period. In our view, we witnessed an unwinding of unrealistically high expectations for corporate spending and earnings growth. This was particularly evident in the technology and telecommunications sectors, where there had been a rush to participate in what investors often viewed as a new Internet economy. Although we had avoided companies whose valuations (stock prices in relation to earnings) we felt were excessive, our investments were also affected as the market retreated.

We think our outperformance in relation to our benchmark and our Lipper peer group was a result of stockpicking based on Original Research(SM). We limited our exposure to firms in poorer-performing sectors such as technology, and we had a larger part of the portfolio in sectors such as health care and basic materials. In our experience, these sectors have tended to be less affected by economic slowdowns. In a period characterized by earnings disappointments, a number of our holdings delivered on earnings expectations.

Holdings added over the period included Swiss agricultural-chemical firm Syngenta, which was created by the spinoff of the agricultural-chemical divisions of pharmaceutical giants Novartis and AstraZeneca; industrial gas firms BOC Group (United Kingdom) and L'Air Liquide (France); and Unilever N.V., a Dutch supplier of consumer goods.

Late in the period, we also established a position in reinsurance firm Munchener Ruckvers (Munich Re) and increased our holdings in QBE Insurance, a broad-based insurance firm with significant reinsurance exposure. Stocks in these firms had declined sharply along with most insurance stocks in the wake of the events of September 11. In the long term, however, we believe these firms may become stronger players in the industry, as weaker competitors are absorbed or exit the business and pricing goes up for the industry as a whole.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

MFS(R) International Value Fund

Dear Shareholders,
For the 12 months ended September 30, 2001, Class A shares of the fund provided a total return of -22.10% and Class I shares -22.18%. These returns assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare over the same period to a -28.27% return for the fund's benchmark, the MSCI EAFE Index. During the same period, the average international fund tracked by Lipper Inc., returned -30.93%.

We believe the severe selloff we've experienced in the global equity markets during the past year amplifies the importance of diversification and sticking to an investment discipline. During a period in which many companies were issuing warnings of slower earnings growth, our analysis focused on sustainability of earnings growth, market share, liquidity, and dividend payout. In this environment, we stuck to our core philosophy -- Original Research(SM), which is to painstakingly analyze and research every company in which we invest. Another key component of the portfolio's strategy is our focus on stock valuations. In this uncertain and difficult environment, we have been very price conscious -- looking to buy stocks at price to earnings ratios that are less than 1.5 times their earnings growth rate.

Prior to the tragic events of September 11, the deterioration in the global economy was largely driven by a slowdown in manufacturing and capital spending. While these horrific events have clearly amplified the negative effect on consumer and capital spending, if we continue to see monetary easing, we think manufacturing and capital spending have a chance to recover as early as the second quarter of next year. In addition, if interest rates remain low and inflationary pressure remains benign, then we think lower interest rates can sustain the underlying economic activity. Even if the Federal Reserve Board (the
Fed) is nearing the end of its rate reductions, we believe the current low levels could provide enough stimulus to support an eventual recovery. Of course, this scenario is also heavily dependent upon the consumer remaining employed and growing more confident that the U.S. economy can rebound. Fortunately, the Fed seems to understand that if the economy doesn't improve soon, consumers' morale and their ability to spend may be seriously compromised.

In this uncertain environment, our exposure to aggressive sectors such as technology and telecommunications stocks are likely to remain low as we add to defensive industries such as health care, energy, and insurance in an effort to position the portfolio for more potential volatility. Despite mixed results from many high-quality established companies in these sectors, stocks such as Eli Lilly, Total Fina, and ING Groep remained prominent holdings in the portfolio because we saw reliable earnings growth at these companies.

    Respectfully,

/s/ Frederick J. Simmons

    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to its benchmarks. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2001. Index information is from October 1, 1997.)

             MFS International
             Strategic Growth
              Fund - Class A       MSCI EAFE Index
--------------------------------------------------
10/97            $ 9,525              $10,000
 9/98              9,220                9,192
 9/99             13,257               12,070
 9/00             15,727               12,484
 9/01             12,316                8,954


TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

CLASS A
                                                                                     1 Year           3 Years             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      -21.69%           +33.57%           +29.30%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                  -21.69%           +10.13%           + 6.68%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                                -25.41%           + 8.36%           + 5.38%
---------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                     1 Year           3 Years             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      -21.71%           +33.61%           +29.60%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                  -21.71%           +10.14%           + 6.74%
---------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                                     1 Year           3 Years             Life*
---------------------------------------------------------------------------------------------------------------------------------
Average international fund+                                                         -30.93%           - 0.13%           - 3.04%
---------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                                                    -28.27%           - 0.87%           - 2.72%
---------------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's operations, October 9, 1997, through September 30, 2001.
    Index information is from October 1, 1997.
 ** Takes into account the maximum sales charge of 4.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS(R) INTERNATIONAL VALUE FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2001. Index information is from October 1, 1997.)

             MFS International
            Value Fund - Class A      MSCI EAFE Index
------------------------------------------------------
10/97              $ 9,525               $10,000
 9/98                9,973                 9,192
 9/99               12,966                12,070
 9/00               14,810                12,484
 9/01               11,537                8,954



TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

CLASS A
                                                                                     1 Year           3 Years             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      -22.10%           +15.69%           +21.13%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                  -22.10%           + 4.98%           + 4.94%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                                -25.80%           + 3.29%           + 3.66%
---------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                     1 Year           3 Years             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      -22.18%           +15.22%           +20.64%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                  -22.18%           + 4.84%           + 4.83%
---------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                                     1 Year           3 Years             Life*
---------------------------------------------------------------------------------------------------------------------------------
Average international fund+                                                         -30.93%           - 0.13%           - 3.04%
---------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                                                    -28.27%           - 0.87%           - 2.72%
---------------------------------------------------------------------------------------------------------------------------------
  * For the period from commencement of the fund's investment operations, October 9, 1997, through September 30, 2001.
    Index information is from October 1, 1997.
 ** Takes into account the maximum sales charge of 4.75%.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolios may participate in the initial public offering (IPO) market, and a significant portion of the portfolios' returns may be attributable to investment in IPOs, which may have greater impact on performance of portfolios while their asset bases are small. There is no guarantee the portfolios will experience similar performance as its assets grow.

Because the portfolios may invest a substantial amount of their assets in issuers located in a single country or in a limited number of countries, the portfolios are more susceptible to adverse economic, political, or regulatory developments affecting those countries than portfolios that invest more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- September 30, 2001

MFS INTERNATIONAL STRATEGIC GROWTH FUND

Stocks - 97.0%
------------------------------------------------------------------------------
ISSUER                                                     SHARES        VALUE
------------------------------------------------------------------------------
Foreign Stocks - 97.0%
  Australia - 3.0%
    QBE Insurance Group Ltd. (Insurance)                   11,514   $   32,732
------------------------------------------------------------------------------
  Canada - 1.9%
    BCE, Inc. (Telecommunications)                            931   $   20,325
------------------------------------------------------------------------------
  France - 16.5%
    Aventis S.A. (Pharmaceuticals)                            165   $   12,505
    Coflexip S.A. (Oil Services)                              150       24,428
    Groupe Danone (Food & Beverage Products)                  200       26,020
    L'Air Liquide S.A. (Gas)                                  265       37,129
    Sanofi-Synthelabo S.A. (Pharmaceuticals)                  545       35,453
    Scor S.A. (Insurance)                                     750       24,223
    Technip S.A. (Oil Services)                               140       17,628
                                                                    ----------
                                                                    $  177,386
------------------------------------------------------------------------------
  Germany - 7.9%
    Hornbach Baumarkt AG (Retail)                             800   $   17,395
    Linde AG (Engineering)                                    650       25,145
    Munchener Ruckvers AG (Insurance)                         110       28,272
    ProSieben Media AG, Preferred (Broadcasting)            3,000       14,057
                                                                    ----------
                                                                    $   84,869
------------------------------------------------------------------------------
  Japan - 10.8%
    Canon, Inc., ADR (Special Products & Services)          1,170   $   31,707
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)        1,000       15,547
    Honda Motor Co., Ltd., ADR (Automotive)                   300       19,275
    NTT DoCoMo, Inc. (Telecommunications)                       1       13,508
    Shionogi & Co., Ltd. (Pharmaceuticals)                  1,000       18,793
    Tokyo Broadcasting System, Inc. (Broadcasting)          1,000       17,577
                                                                    ----------
                                                                    $  116,407
------------------------------------------------------------------------------
  Netherlands - 12.8%
    Akzo Nobel N.V. (Chemicals)                             1,200   $   48,900
    Elsevier N.V. (Publishing)                              2,700       31,467
    Libertel N.V. (Telecom - Wireless)*                     3,930       28,604
    Unilever N.V. (Consumer Products)                         520       28,102
                                                                    ----------
                                                                    $  137,073
------------------------------------------------------------------------------
  Norway - 1.3%
    P4 Radio Hele Norge ASA (Broadcasting)                  6,300   $   14,201
------------------------------------------------------------------------------
  Portugal - 1.1%
    Telecel Comunicacoes Pessoais, S.A. (Telecom -
      Wireless)                                             2,000   $   11,664
------------------------------------------------------------------------------
  South Korea - 2.2%
    Samsung Electronics (Electronics)                         220   $   23,711
------------------------------------------------------------------------------
  Spain - 2.8%
    Gas Natural SDG S.A. (Gas)                              1,700   $   30,407
------------------------------------------------------------------------------
  Sweden - 2.5%
    Micronic Laser Systems AB (Electronics)*                  290   $    2,744
    Saab AB, "B" (Aerospace)                                2,800       23,869
                                                                    ----------
                                                                    $   26,613
------------------------------------------------------------------------------
  Switzerland - 14.8%
    Novartis AG (Pharmaceuticals)                           1,240   $   48,509
    Swiss Reinsurance Co. (Insurance)                         150       14,740
    Syngenta AG (Chemicals)                                 1,100       55,540
    Synthes-Stratec, Inc. (Medical & Health Products)*##       61       39,833
                                                                    ----------
                                                                    $  158,622
------------------------------------------------------------------------------
  Thailand - 2.4%
    Advanced Info Service Public Co. Ltd. (Cellular
      Phones)                                               2,400   $   25,689
------------------------------------------------------------------------------
  United Kingdom - 17.0%
    BOC Group PLC (Chemicals)                               1,975   $   27,216
    Diageo PLC (Food & Beverage Products)                   5,137       53,951
    Reckitt Benckiser PLC (Consumer Goods & Services)       2,140       30,764
    Reuters Group PLC (Business Services)                   2,600       22,892
    Royal Bank of Scotland PLC (Banks & Credit Cos.)          780       17,175
    Vodafone Group PLC (Telecom - Wireless)                14,140       31,177
                                                                    ----------
                                                                    $  183,175
------------------------------------------------------------------------------
Total Foreign Stocks                                                $1,042,874
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,111,164)                          $1,042,874
------------------------------------------------------------------------------
Repurchase Agreement - 5.5%
------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
------------------------------------------------------------------------------
    Merrill Lynch, dated 9/30/01, due 10/01/01,
      total to be received $59,017 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                            $     59   $   59,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,170,164)                     $1,101,874
Other Assets, Less Liabilities - (2.5)%                                (26,615)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,075,259
------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- September 30, 2001

MFS INTERNATIONAL VALUE FUND

Stocks - 93.5%
-----------------------------------------------------------------------------
ISSUER                                                  SHARES          VALUE
-----------------------------------------------------------------------------
Foreign Stocks - 73.6%
  Australia - 2.6%
    Australia & New Zealand Banking Group Ltd.
      (Banks & Credit Cos.)*                             1,671       $ 13,202
    QBE Insurance Group Ltd. (Insurance)                 2,228          6,334
                                                                     --------
                                                                     $ 19,536
-----------------------------------------------------------------------------
  Bermuda - 0.5%
    Accenture Ltd. (Business Services)*                    300       $  3,825
-----------------------------------------------------------------------------
  Brazil - 0.3%
    Embraer-Empresa Brasileira de Aeronautica, ADR
      (Aerospace & Defense)                                150       $  1,913
-----------------------------------------------------------------------------
  Canada - 5.8%
    Alcan Aluminum Limited (Aluminum)                      250       $  7,508
    BCE, Inc. (Telecommunications)                         230          5,072
    Canadian National Railway Co. (Railroad)               352         13,394
    Manitoba Telecom Services (Telecommunications)         540         12,158
    Quebecor World, Inc. (Printing & Publishing)           200          5,016
                                                                     --------
                                                                     $ 43,148
-----------------------------------------------------------------------------
  China - 0.2%
    China Mobile (Hong Kong) Ltd. (Telecommunications)     500       $  1,587
-----------------------------------------------------------------------------
  France - 16.6%
    ALSTOM (Transportation)                                530       $  8,091
    Aventis S.A. (Pharmaceuticals)                         230         17,431
    Carrefour S.A. (Supermarket)                           115          5,535
    Generale de Sante (Healthcare)*                        130          2,188
    Groupe Danone (Food & Beverage Products)               100         13,010
    Sanofi-Synthelabo S.A. (Pharmaceuticals)               372         24,199
    Societe Television Francaise (Entertainment)           623         11,903
    STMicroelectronics N.V. (Electronics)                  485         10,405
    Total Fina S.A., ADR (Oils)                            312         21,075
    Vivendi Environnement (Utilities)                      250          9,671
                                                                     --------
                                                                     $123,508
-----------------------------------------------------------------------------
  Germany - 3.0%
    Henkel KGaA, Preferred (Chemicals)*                     77       $  4,459
    Karstadt Quelle AG (Retail)                            260          7,782
    Linde AG (Engineering)                                 100          3,869
    Munchener Ruckvers AG (Insurance)                       15          3,855
    ProSieben Media AG, Preferred (Broadcasting)           400          1,874
                                                                     --------
                                                                     $ 21,839
-----------------------------------------------------------------------------
  Ireland - 0.5%
    Bank of Ireland* (Banks & Credit Cos.)                 420       $  3,324
-----------------------------------------------------------------------------
  Italy - 3.2%
    Assicurazioni Generali S.p.A. (Insurance)              250       $  6,710
    Sanpaolo IMI S.p.A. (Banks & Credit Cos.)            1,640         17,188
                                                                     --------
                                                                     $ 23,898
-----------------------------------------------------------------------------
  Japan - 6.1%
    Asahi Breweries, Ltd. (Beverage Products)            1,000       $ 10,253
    NTT DoCoMo, Inc. (Telecommunications)                    1         13,508
    Shiseido Co., Ltd. (Consumer Products)               1,000          8,608
    Tokyo Gas Co. Ltd. (Gas)                             4,000         13,155
                                                                     --------
                                                                     $ 45,524
-----------------------------------------------------------------------------
  Mexico - 0.9%
    Fomento Economico Mexicano S.A. (Food & Beverage
      Products)                                            230       $  6,548
-----------------------------------------------------------------------------
  Netherlands - 5.3%
    Akzo Nobel N.V. (Chemicals)                            293       $ 11,940
    ING Groep N.V. (Financial Services)                    752         20,135
    Royal Dutch Petroleum Co., ADR (Oils)                   73          3,668
    Unilever N.V. (Consumer Products)                       70          3,783
                                                                     --------
                                                                     $ 39,526
-----------------------------------------------------------------------------
  Norway - 0.6%
    Tandberg Asa (Telecommunications)                      300       $  4,480
-----------------------------------------------------------------------------
  South Korea - 0.5%
    Korea Telecom Corp. (Telecommunications)               200       $  3,658
-----------------------------------------------------------------------------
  Spain - 5.0%
    Altadis S.A. (Tobacco)                                 700       $ 11,145
    Cortefiel S.A. (Retail)                              1,960         10,075
    Gas Natural SDG S.A. (Gas)                             240          4,293
    Iberdrola S.A. (Utilities - Electric)                  870         11,833
                                                                     --------
                                                                     $ 37,346
-----------------------------------------------------------------------------
  Sweden - 0.9%
    Saab AB, "B" (Aerospace)                               783       $  6,675
-----------------------------------------------------------------------------
  Switzerland - 4.9%
    Nestle S.A. (Food & Beverage Products)*                130       $ 27,718
    Syngenta AG (Chemicals)                                175          8,836
                                                                     --------
                                                                     $ 36,554
-----------------------------------------------------------------------------
  United Kingdom - 16.7%
    BP Amoco PLC, ADR (Oils)                               200       $  9,834
    CGNU PLC (Insurance)*                                1,230         15,178
    Diageo PLC (Food & Beverage Products)*               1,952         20,501
    NEXT PLC (Retail)                                      900         11,840
    Reckitt Benckiser PLC (Consumer Goods & Services)*     990         14,232
    Reed International PLC (Publishing)                  1,030          8,501
    Reuters Group PLC (Business Services)                  505          4,446
    Royal Bank of Scotland PLC (Banks & Credit Cos.)*      200          4,404
    Smith & Nephew PLC (Medical Products)*               1,944          9,858
    Standard Chartered PLC (Banks & Credit Cos.)           785          7,783
    Vodafone Group PLC (Telecom - Wireless)              7,828         17,260
                                                                     --------
                                                                     $123,837
-----------------------------------------------------------------------------
Total Foreign Stocks                                                 $546,726
-----------------------------------------------------------------------------
U.S. Stocks - 19.9%
  Banks & Credit Cos. - 0.8%
    Bank America Corp.                                     100       $  5,840
-----------------------------------------------------------------------------
  Biotechnology - 0.7%
    Pharmacia Corp.                                        124       $  5,030
-----------------------------------------------------------------------------
  Building - 0.8%
    American Standard Cos., Inc.*                          100       $  5,500
-----------------------------------------------------------------------------
  Chemicals - 1.6%
    Air Products & Chemicals, Inc.                         200       $  7,716
    Praxair, Inc.                                          100          4,200
                                                                     --------
                                                                     $ 11,916
-----------------------------------------------------------------------------
  Consumer Goods & Services - 4.4%
    Gillette Co.                                           200       $  5,960
    Philip Morris Cos., Inc.                               403         19,461
    Procter & Gamble Co.                                   100          7,279
                                                                     --------
                                                                     $ 32,700
-----------------------------------------------------------------------------
  Healthcare - 0.6%
    HCA Inc.                                               100       $  4,431
-----------------------------------------------------------------------------
  Insurance - 4.1%
    MetLife, Inc.                                          450       $ 13,365
    The St. Paul Cos., Inc.                                420         17,312
                                                                     --------
                                                                     $ 30,677
-----------------------------------------------------------------------------
  Medical & Health Products - 2.3%
    Eli Lilly & Co.                                        210       $ 16,947
-----------------------------------------------------------------------------
  Oil Services - 0.6%
    El Paso Corp.                                          100       $  4,155
-----------------------------------------------------------------------------
  Retail - 2.2%
    Lowe's Cos., Inc.                                      200       $  6,330
    Sears, Roebuck & Co.                                   200          6,928
    Target Corp.                                           100          3,175
                                                                     --------
                                                                     $ 16,433
-----------------------------------------------------------------------------
  Special Products & Services - 1.3%
    Minnesota Mining & Manufacturing Co.                   100       $  9,840
-----------------------------------------------------------------------------
  Transportation - 0.2%
    United Parcel Service, Inc.                             30       $  1,559
-----------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Calpine Corp.*                                         100       $  2,281
-----------------------------------------------------------------------------
Total U.S. Stocks                                                    $147,309
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $768,682)                             $694,035
-----------------------------------------------------------------------------

Repurchase Agreement - 5.8%
-----------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-----------------------------------------------------------------------------
    Merrill Lynch, dated 9/30/01, due 10/01/01,
      total to be received $43,012 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                          $    43       $ 43,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $811,682)                        $737,035
Other Assets, Less Liabilities - 0.7%                                   5,480
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                  $742,515
-----------------------------------------------------------------------------
PORTFOLIO FOOTNOTES:
  * Non-income producing security.
 ## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
------------------------------------------------------------------------------------------------------
                                                                    INTERNATIONAL        INTERNATIONAL
                                                                        STRATEGIC                VALUE
SEPTEMBER 30, 2001                                                    GROWTH FUND                 FUND
------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,170,164 and
    $811,682, respectively)                                           $ 1,101,874          $   737,035
  Cash                                                                         93                  696
  Foreign currency, at value (identified cost, $24,141 and
    $2,614, respectively)                                                  24,189                2,780
  Receivable for investments sold                                            --                 11,185
  Interest and dividends receivable                                         2,304                2,101
  Other assets                                                                  7                    7
                                                                      -----------          -----------
      Total assets                                                    $ 1,139,652          $   742,619
                                                                      -----------          -----------
Liabilities:
  Payable for investments purchased                                   $    64,240          $       --
  Payable to affiliate for reimbursement fee                                  153                  104
                                                                      -----------          -----------
      Total liabilities                                               $    64,393          $       104
                                                                      -----------          -----------
Net assets                                                            $ 1,075,259          $   742,515
                                                                      ===========          ===========
Net assets consist of:
  Paid-in-capital                                                     $ 1,268,232          $   871,564
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                          (68,242)             (74,474)
  Accumulated net realized loss on investments and foreign
    currency transactions                                                (124,731)             (53,693)
  Accumulated net investment loss                                            --                   (882)
                                                                      -----------          -----------
      Total                                                           $ 1,075,259          $   742,515
                                                                      ===========          ===========
Shares of beneficial interest outstanding:
  Class A                                                                  42,997               19,426
  Class I                                                                  82,745               79,380
                                                                      -----------          -----------
      Total shares of beneficial interest outstanding                     125,742               98,806
                                                                      ===========          ===========
Net assets:
  Class A                                                             $   366,784          $   146,390
  Class I                                                                 708,475              596,125
                                                                      -----------          -----------
      Total net assets                                                $ 1,075,259          $   742,515
                                                                      ===========          ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets / shares of beneficial interest outstanding)          $      8.53          $      7.54
                                                                      ===========          ===========
  Offering price per share
    (100 / 95.25 of net asset value per share)                        $      8.96          $      7.92
                                                                      ===========          ===========
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)          $      8.56          $      7.51
                                                                      ===========          ===========

See notes to financial statements.

Statements of Operations
------------------------------------------------------------------------------------------------------

                                                                    INTERNATIONAL        INTERNATIONAL
                                                                        STRATEGIC                VALUE
YEAR ENDED SEPTEMBER 30, 2001                                         GROWTH FUND                 FUND
------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                         $    17,870          $    15,795
    Interest                                                                2,063                1,568
    Foreign taxes withheld                                                 (2,468)              (1,575)
                                                                      -----------          -----------
      Total investment income                                         $    17,465          $    15,788
                                                                      -----------          -----------
  Expenses -
    Management fee                                                    $    11,914          $     8,451
    Shareholder servicing agent fee                                         1,222                  869
    Distribution and service fee                                            2,088                2,126
    Administrative fee                                                        158                  114
    Custodian fee                                                           7,635                5,469
    Printing                                                                9,885                  456
    Postage                                                                   259                 --
    Auditing fees                                                          26,200               25,600
    Legal fees                                                              9,550                8,207
    Registration fees                                                       2,000                4,453
    Miscellaneous                                                           2,074                2,672
                                                                      -----------          -----------
      Total expenses                                                  $    72,985          $    58,417
    Fees paid indirectly                                                     (725)              (1,148)
    Reduction of expenses by investment adviser and distributor           (50,876)             (42,067)
                                                                      -----------          -----------
      Net expenses                                                    $    21,384          $    15,202
                                                                      -----------          -----------
        Net investment income (loss)                                  $    (3,919)         $       586
                                                                      -----------          -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                           $   (97,201)         $   (40,937)
    Foreign currency transactions                                            (107)                (733)
                                                                      -----------          -----------
      Net realized loss on investments and foreign currency
        transactions                                                  $   (97,308)         $   (41,670)
                                                                      -----------          -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                       $  (194,946)         $  (170,253)
    Translation of assets and liabilities in foreign currencies               333                  300
                                                                      -----------          -----------
      Net unrealized loss on investments and foreign currency
        translation                                                   $  (194,613)         $  (169,953)
                                                                      -----------          -----------
        Net realized and unrealized loss on investments and
          foreign currency                                            $  (291,921)         $  (211,623)
                                                                      -----------          -----------
          Decrease in net assets from operations                      $  (295,840)         $  (211,037)
                                                                      ===========          ===========

See notes to financial statements.

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------
INTERNATIONAL STRATEGIC GROWTH FUND                                      2001                 2000
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                        $    (3,919)         $     8,799
  Net realized gain (loss) on investments and foreign
    currency transactions                                                 (97,308)             202,472
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                 (194,613)              93,646
                                                                      -----------          -----------
      Increase (decrease) in net assets from operations               $  (295,840)         $   304,917
                                                                      -----------          -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                $    (2,772)         $      (180)
  From net investment income (Class I)                                     (5,163)                (841)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                (68,253)             (48,541)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                               (127,088)            (227,152)
  In excess of net investment income (Class A)                                (63)                --
  In excess of net investment income (Class I)                               (118)                --
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                        (8,593)                --
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                       (16,001)                --
  From paid-in-capital (Class A)                                             (159)                --
  From paid-in-capital (Class I)                                             (298)                --
                                                                      -----------          -----------
      Total distributions declared to shareholders                    $  (228,508)         $  (276,714)
                                                                      -----------          -----------
Net increase in net assets from fund share transactions               $   276,848          $    25,986
                                                                      -----------          -----------
      Total increase (decrease) in net assets                         $  (247,500)         $    54,189
Net assets:
  At beginning of year                                                  1,322,759            1,268,570
                                                                      -----------          -----------
  At end of year (including accumulated undistributed net
    investment income of $0 and $7,935, respectively)                 $ 1,075,259          $ 1,322,759
                                                                      ===========          ===========

See notes to financial statements.

Statements of Changes in Net Assets - continued
------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------
INTERNATIONAL VALUE FUND                                            2001                        2000
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                               $       586          $    14,553
  Net realized gain (loss) on investments and foreign
    currency transactions                                                 (41,670)             141,659
  Net unrealized loss on investments and foreign currency
    translation                                                          (169,953)              (6,296)
                                                                      -----------          -----------
      Increase (decrease) in net assets from operations               $  (211,037)         $   149,916
                                                                      -----------          -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                $   (10,196)         $    (4,280)
  From net investment income (Class I)                                         (1)                (286)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                               (148,445)            (212,682)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                    (24)             (14,192)
                                                                      -----------          -----------
      Total distributions declared to shareholders                    $  (158,666)         $  (231,440)
                                                                      -----------          -----------
Net increase (decrease) in net assets from fund share
  transactions                                                        $   158,897          $   (99,034)
                                                                      -----------          -----------
      Total decrease in net assets                                    $  (210,806)         $  (180,558)
Net assets:
  At beginning of year                                                    953,321            1,133,879
                                                                      -----------          -----------
  At end of year (including accumulated net investment loss
    and accumulated undistributed net investment income of
    $882 and $8,850, respectively)                                    $   742,515          $   953,321
                                                                      ===========          ===========

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                                         --------------------------------------------            PERIOD ENDED
INTERNATIONAL STRATEGIC GROWTH FUND                          2001            2000                1999     SEPTEMBER 30, 1998*
----------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $ 13.30         $ 13.44            $  9.68                $ 10.00
                                                          -------         -------            -------                -------
Income from investment operations# -
  Net investment income (loss)(S)                         $ (0.03)        $  0.08            $  0.05                $  0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        (2.47)           2.35               4.08                  (0.36)
                                                          -------         -------            -------                -------
      Total from investment operations                    $ (2.50)        $  2.43            $  4.13                $ (0.32)
                                                          -------         -------            -------                -------
Less distributions declared to shareholders -
  From net investment income                              $ (0.08)        $ (0.01)           $ (0.04)               $  --
  From net realized gain on investments and foreign
    currency transactions                                   (1.94)          (2.56)             (0.33)                  --
  In excess of net investment income                        (0.00)+++        --                 --                     --
  In excess of net realized gain on investments and
    foreign currency transactions                           (0.25)           --                 --                     --
  From paid-in-capital                                      (0.00)+++        --                 --                     --
                                                          -------         -------            -------                -------
      Total distributions declared to shareholders        $ (2.27)        $ (2.57)           $ (0.37)               $  --
                                                          -------         -------            -------                -------
Net asset value - end of period                           $  8.53         $ 13.30            $ 13.44                $  9.68
                                                          =======         =======            =======                =======
Total return                                               (21.69)%         18.63%             43.79%                 (3.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.81%           1.75%              1.78%                  1.77%+
  Net investment income (loss)                              (0.33)%          0.55%              0.44%                  0.34%+
Portfolio turnover                                            103%            137%               175%                   103%
Net assets at end of period (000 Omitted)                 $   367         $   463            $   253                $    90

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                                  $ (0.49)        $ (0.28)           $ (0.39)               $ (0.20)
     Ratios (to average net assets):
       Expenses##                                            6.32%           4.34%              5.23%                  3.88%+
       Net investment loss                                  (4.84)%         (2.04)%            (3.01)%                (1.79)%+
  * For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                                         --------------------------------------------            PERIOD ENDED
INTERNATIONAL STRATEGIC GROWTH FUND                          2001            2000                1999     SEPTEMBER 30, 1998*
----------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $ 13.34         $ 13.48            $  9.70                $ 10.00
                                                          -------         -------            -------                -------
Income from investment operations# -
  Net investment income (loss)(S)                         $ (0.03)        $  0.07            $  0.02                $  0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        (2.48)           2.36               4.13                  (0.35)
                                                          -------         -------            -------                -------
      Total from investment operations                    $ (2.51)        $  2.43            $  4.15                $ (0.30)
                                                          -------         -------            -------                -------
Less distributions declared to shareholders -
  From net investment income                              $ (0.08)        $ (0.01)           $ (0.04)               $  --
  From net realized gain on investments and
    foreign currency transactions                           (1.94)          (2.56)             (0.33)                  --
  In excess of net investment income                        (0.00)+++        --                 --                     --
  In excess of net realized gain on investments
    and foreign currency transactions                       (0.25)           --                 --                     --
  From paid-in-capital                                      (0.00)+++        --                 --                     --
                                                          -------         -------            -------                -------
      Total distributions declared to
        shareholders                                      $ (2.27)        $ (2.57)           $ (0.37)               $  --
                                                          -------         -------            -------                -------
Net asset value - end of period                           $  8.56         $ 13.34            $ 13.48                $  9.70
                                                          =======         =======            =======                =======
Total return                                               (21.71)%         18.59%             43.91%                 (3.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.81%           1.75%              1.78%                  1.77%+
  Net investment income (loss)                              (0.32)%          0.50%              0.16%                  0.48%+
Portfolio turnover                                            103%            137%               175%                   103%
Net assets at end of period (000 Omitted)                 $   708         $   859            $ 1,015                $   876

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                                  $ (0.44)        $ (0.22)           $ (0.36)               $ (0.13)
     Ratios (to average net assets):
       Expenses##                                            5.82%           3.84%              4.73%                  3.38%+
       Net investment loss                                  (4.33)%         (1.59)%            (2.79)%                (1.15)%+
  * For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights -- continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                                         --------------------------------------------            PERIOD ENDED
INTERNATIONAL VALUE FUND                                     2001            2000                1999     SEPTEMBER 30, 1998*
----------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $ 11.69         $ 13.24            $ 10.46                $ 10.00
                                                          -------         -------            -------                -------
Income from investment operations# -
  Net investment income (loss)(S)                         $ (0.04)        $  0.18            $ --+++                $  0.10
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        (2.16)           1.57               3.10                   0.36
                                                          -------         -------            -------                -------
      Total from investment operations                    $ (2.20)        $  1.75            $  3.10                $  0.46
                                                          -------         -------            -------                -------

Less distributions declared to shareholders -
  From net investment income                              $ (0.13)        $ (0.07)           $ (0.10)               $  --
  From net realized gain on investments and
    foreign currency transactions                           (1.82)          (3.23)             (0.21)                  --
  In excess of net investments income                        --              --                (0.01)                  --
                                                          -------         -------            -------                -------
      Total distributions declared to
        shareholders                                      $ (1.95)        $ (3.30)           $ (0.32)               $  --
                                                          -------         -------            -------                -------
Net asset value - end of period                           $  7.54         $ 11.69            $ 13.24                $ 10.46
                                                          =======         =======            =======                =======
Total return                                               (22.10)%         14.22%             30.01%                  4.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.89%           1.79%              1.77%                  1.77%+
  Net investment income (loss)                              (0.47)%          1.51%               --%                   0.98%+
Portfolio turnover                                            103%             77%               107%                    71%
Net assets at end of period (000 Omitted)                 $   146         $   953            $   929                $ 1,002

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss                                  $ (0.52)        $ (0.23)           $ (0.28)               $ (0.13)
     Ratios (to average net assets):
       Expenses##                                            7.00%           5.09%              4.07%                  3.92%+
       Net investment loss                                  (5.58)%         (1.79)%            (2.30)%                (1.19)%+
  * For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights -- continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                                         --------------------------------------------            PERIOD ENDED
INTERNATIONAL VALUE FUND                                     2001            2000                1999     SEPTEMBER 30, 1998*
----------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $ 11.67         $ 13.25            $ 10.47                $ 10.00
                                                          -------         -------            -------                -------
Income from investment operations# -
  Net investment income (loss)(S)                         $  0.05         $ (0.02)           $  0.01                $  0.11
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        (2.26)           1.74               3.09                   0.36
                                                          -------         -------            -------                -------
      Total from investment operations                    $ (2.21)        $  1.72            $  3.10                $  0.47
                                                          -------         -------            -------                -------

Less distributions declared to shareholders -
  From net investment income                              $ (0.13)        $ (0.07)           $ (0.10)               $  --
  From net realized gain on investments and
    foreign currency transactions                           (1.82)          (3.23)             (0.21)                  --
  In excess of net investment income                         --              --                (0.01)                  --
                                                          -------         -------            -------                -------
      Total distributions declared to
        shareholders                                      $ (1.95)        $ (3.30)           $ (0.32)               $  --
                                                          -------         -------            -------                -------
Net asset value - end of period                           $  7.51         $ 11.67            $ 13.25                $ 10.47
                                                          =======         =======            =======                =======
Total return                                               (22.18)%         13.80%             30.11%                  4.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.89%           1.74%              1.77%                  1.77%+
  Net investment income (loss)                               0.59%          (0.15)%             0.08%                  1.00%+
Portfolio turnover                                            103%             77%               107%                    71%
Net assets at end of period (000 Omitted)                 $   596         $  --              $   205                $   112

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                                  $ (0.36)        $ (0.38)           $ (0.21)               $ (0.07)
     Ratios (to average net assets):
       Expenses##                                            6.50%           4.54%              3.58%                  3.42%+
       Net investment loss                                  (4.02)%         (2.95)%            (1.73)%                (0.67)%+
  * For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International Strategic Growth Fund and MFS International Value Fund (the funds) are a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The funds may enter into repurchase agreements with institutions that the funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The funds require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. The funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended September 30, 2001, the following amounts were reclassified between paid in capital, accumulated undistributed net investment income and accumulated undistributed net realized gain on investments and foreign currency transactions, primarily due to differences between book and tax accounting for currency transactions and net investment losses. These changes had no effect on the net assets or net asset values per share.

                                              INTERNATIONAL     INTERNATIONAL
                                                  STRATEGIC             VALUE
                                                GROWTH FUND              FUND
-----------------------------------------------------------------------------
Increase (decrease):
Paid in capital                                    $(1,727)             $ --
Accumulated net realized loss on investments
  and foreign currency transactions                 (2,516)              121
Accumulated net investment income                    4,243              (121)

Multiple Classes of Shares of Beneficial Interest - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the funds based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

      First $500 million of average net assets            0.975%
      Average net assets in excess of $500 million        0.925%


The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

Each fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The funds in turn will pay MFS an expense reimbursement fee not greater than 1.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years.

At September 30, 2001, the aggregate unreimbursed expenses owed to MFS by the funds amounted to:

              INTERNATIONAL          INTERNATIONAL
                  STRATEGIC                  VALUE
                GROWTH FUND                   FUND
--------------------------------------------------
                    $83,703                $67,632
                    -------                -------

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each fund.

Administrator - Each fund has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the funds pay MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of each fund for the year ended September 30, 2001.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed during the year ended Septemeber 30, 2001, on Class A shares of each fund.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                          INTERNATIONAL              INTERNATIONAL
                                                                                       STRATEGIC GROWTH                      VALUE
                                                                                                   FUND                       FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)                                                 $1,260,567                 $  846,963
                                                                                             ----------                 ----------
Sales
Investments (non-U.S. government securities)                                                 $1,195,989                 $  842,100
                                                                                             ----------                 ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                                                                          INTERNATIONAL              INTERNATIONAL
                                                                                       STRATEGIC GROWTH                      VALUE
                                                                                                   FUND                       FUND
------------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                                               $1,183,956                 $  812,144
                                                                                             ----------                 ----------
Gross unrealized depreciation                                                                 $(137,069)                 $(107,600)
Gross unrealized appreciation                                                                    54,987                     32,491
                                                                                             ----------                 ----------
    Net unrealized depreciation                                                              $  (82,082)                $  (75,109)
                                                                                             ==========                 ==========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      INTERNATIONAL STRATEGIC GROWTH FUND
                                 --------------------------------------------
                                 YEAR ENDED SEPTEMBER  YEAR ENDED SEPTEMBER
                                       30, 2001               30, 2000
                                 -------------------   ----------------------
                                  SHARES      AMOUNT     SHARES        AMOUNT
                                 --------------------------------------------
Shares sold                          932   $  10,427     13,342   $   177,394
Shares issued to shareholders
  in reinvestment of
  distributions                    7,781      79,831      3,756        48,708
Shares reacquired                   (538)     (5,516)    (1,116)      (15,180)
                                 -------   ---------   --------   -----------
    Net increase                   8,175   $  84,742     15,982   $   210,922
                                 =======   =========   ========   ===========

Class I shares
                                      INTERNATIONAL STRATEGIC GROWTH FUND
                                 --------------------------------------------
                                 YEAR ENDED SEPTEMBER  YEAR ENDED SEPTEMBER
                                       30, 2001               30, 2000
                                 -------------------   ----------------------
                                  SHARES      AMOUNT     SHARES        AMOUNT
                                 --------------------------------------------
Shares sold                       11,158   $ 117,898    155,951   $ 2,221,875
Shares issued to shareholders
  in reinvestment of
  distributions                   14,439     148,721     17,537       227,980
Shares reacquired                 (7,272)    (74,513)  (184,411)   (2,634,791)
                                 -------   ---------   --------   -----------
    Net increase (decrease)       18,325   $ 192,106    (10,923)  $  (184,936)
                                 =======   =========   ========   ===========

Class A shares
                                           INTERNATIONAL VALUE FUND
                                 --------------------------------------------
                                 YEAR ENDED SEPTEMBER  YEAR ENDED SEPTEMBER
                                       30, 2001               30, 2000
                                 -------------------   ----------------------
                                  SHARES      AMOUNT     SHARES        AMOUNT
                                 --------------------------------------------
Shares sold                           28   $     250       --     $     --
Shares issued to shareholders
  in reinvestment of
  distributions                   16,947     158,631     19,336       216,946
Shares reacquired                (79,114)   (750,000)    (7,906)     (101,072)
                                 -------   ---------   --------   -----------
    Net increase (decrease)      (62,139)  $(591,119)    11,430   $   115,874
                                 =======   =========   ========   ===========

Class I shares
                                           INTERNATIONAL VALUE FUND
                                 --------------------------------------------
                                 YEAR ENDED SEPTEMBER  YEAR ENDED SEPTEMBER
                                       30, 2001               30, 2000
                                 -------------------   ----------------------
                                  SHARES      AMOUNT     SHARES        AMOUNT
                                 --------------------------------------------
Shares sold                       79,365   $ 750,000      3,786   $    50,886
Shares issued to shareholders
  in reinvestment of
  distributions                        2          16      1,287        14,461
Shares reacquired                   --         --       (20,548)     (280,255)
                                 -------   ---------   --------   -----------
    Net increase (decrease)       79,367   $ 750,016    (15,475)  $  (214,908)
                                 =======   =========   ========   ===========

(6) Line of Credit
Each fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. A commitment fee of $13 and $5, was allocated to the International Strategic Growth Fund and the International Value Fund, respectively. The commitment fee, which is based on the average daily unused portion of the line of credit, is included in miscellaneous expense.

                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only
              when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust V and Shareholders of MFS International Strategic Growth Fund and MFS International Value Fund:

We have audited the accompanying statements of assets and liabilities of MFS International Strategic Growth Fund and MFS International Value Fund (the funds), including the portfolios of investments, as of September 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Strategic Growth Fund and MFS International Value Fund at September 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                            ERNST & YOUNG LLP
Boston, Massachusetts
November 9, 2001

FEDERAL TAX INFORMATION

In January 2002, shareholders will be mailed a Tax Form Summary or Form 1099-DIV, if applicable, reporting the federal tax status of all distributions paid during the calendar year 2001.

The funds below have designated the following as a capital gain dividend for the year ended September 30, 2001:

                                                                     LONG-TERM
                                                                 CAPITAL GAINS
------------------------------------------------------------------------------
International Strategic Growth Fund                                   $ 93,025
International Value Fund                                              $127,259

For the year ended September 30, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is:
                                                                     DIVIDENDS
                                                                      RECEIVED
                                                                     DEDUCTION
------------------------------------------------------------------------------
International Strategic Growth Fund                                      0.04%
International Value Fund                                                 5.63%

For the year ended September 30, 2001, income from foreign sources and the foreign tax credit were as follows:

                                                FOREIGN                FOREIGN
                                                 INCOME             TAX CREDIT
------------------------------------------------------------------------------
International Value Fund                        $15,794                 $1,552

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND

MFS(R) INTERNATIONAL VALUE FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                               INC-2-V 11/01 700